UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

Commission File Number: 000-49826

THANE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	52-2000275 (I.R.S. Employer Identification No.)

78-140 Calle Tampico La Quinta, California (Address of principal executive offices)	92253 (Zip Code)

Registrant’s telephone number, including area code:	(760) 777-0217

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     In a press release dated October 28, 2003, the Registrant announced that it has been notified that Direct Marketing Holdings, Inc. has acquired a controlling interest in the Registrant. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit No.	Description

99.1	Press Release of the Company dated October 28, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THANE INTERNATIONAL, INC.

Date: October 28, 2003	/s/ Kevin J. McKeon

Name: Kevin J. McKeon Title: Chief Financial Officer

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Index to Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated October 28, 2003.

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